EXHIBIT 10.27

                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of February 26, 2002, by and between CPI Aerostructures, Inc., a New York corporation, with its principal offices at 200A Executive Drive, Edgewood, N.Y. 11717 (the "Guarantor"), and GE Capital CFE, Inc. (the "Holder").


                              W I T N E S S E T H:

     WHEREAS, as of December 31, 2001,the Guarantor and the other parties thereto entered into a Ninth Amendment (the "Amendment") to the Credit Agreement dated as of October 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Guarantor, a New York corporation, Kolar, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively the "Lenders" and each individually a "Lender") and JPMorgan Chase Bank, a New York banking corporation, as administrative agent for the Lenders (in such capacity the "Administrative Agent"); and

     WHEREAS, the Amendment provides for the issuance to the Holder, as a designee of a Lender, of 20,000 shares of common stock of the Guarantor (the "Registrable Securities") as partial consideration to the Lenders for entering into the Amendment; and

     WHEREAS, the Amendment provides for certain registration rights concerning the Registrable Securities; and

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Piggyback Registration Rights. If the Guarantor files with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement"), other than a registration statement on Forms S-4 or S-8 or any successor form, under the Securities Act of 1933, as amended (the "Act") to register its equity securities for sale to the public, it shall notify the Holder at least ten (10) days prior to the filing of the Registration Statement and will offer to include in the Registration Statement all or any portion of the Registrable Securities. At the written request of the Holder, delivered to the Guarantor within ten (10) days after receipt of the Guarantor's notice, the Holder shall state the number of Registrable Securities that it wishes to register under the Registration Statement. The Guarantor will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause the Registration Statement to be declared effective as promptly as practicable. In that regard, the Guarantor makes no representations or warranties as to its ability to have the Registration Statement declared effective. In the event the Guarantor is advised by the staff of the SEC, any exchange including Nasdaq or any self-regulatory or state securities agency that the inclusion of the Registrable Securities will

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prevent, preclude or materially delay the effectiveness of a Registration
Statement filed, the Guarantor, in good faith, may amend such Registration Statement to exclude the Registrable Securities without otherwise affecting the Holder's rights to have the Registrable Securities included in any other Registration Statement hereunder. Notwithstanding the foregoing, the Guarantor shall not be required to include the Registrable Securities in a Registration Statement pursuant to this Agreement if, in the opinion of counsel for the Guarantor, all of the Registrable Securities proposed to be disposed of may be transferred pursuant to an exemption under the Act or transferred pursuant to the provisions of Rule 144 under the Act.

     (i) Primary Registrations. If a Registration Statement is an underwritten primary registration on behalf of the Guarantor, and if the underwriter thereof advises the Guarantor in writing that in its opinion the number of Registrable Securities requested to be included in such Registration Statement exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Guarantor, then the Guarantor will include in such Registration Statement first, the securities that the Guarantor proposes to sell and second, the Registrable Securities requested to be included in such Registration Statement, any sales of which shall apportioned pro rata among the Holders and the holders of any other securities requesting registration according to the amounts of Registrable Securities and other securities requested to be registered.

     Notwithstanding the above, if any such underwriter shall advise the Guarantor in writing that the distribution of the Registrable Securities requested to be included in the Registration Statement concurrently with the securities being registered by the Guarantor would materially adversely affect the distribution of such securities by the Guarantor, then the Holder shall delay its offering and sale for such period ending on the earliest of (a) 180 days following the effective date of the Guarantor's Registration Statement; or
(b) such date as the Guarantor, the managing underwriter and the Holder shall otherwise agree, provided that if a delay imposed on the officers, directors or principal shareholders of the Guarantor for whom shares have been registered for sale under the Registration Statement is less restrictive than the foregoing, the less restrictive delay shall apply to the Holder as well. In the event of such delay, the Guarantor shall file such supplements and post-effective amendments and take any such other steps as may be reasonably necessary to permit the Holder to make its proposed offering and sale for a period of ninety
(90) days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Guarantor, the underwriter and the Holder.

     (ii) Priority on Secondary Registrations. If a Registration Statement is an underwritten secondary registration on behalf of other holders of securities of the Guarantor, and the underwriter thereof advises the Guarantor in writing that in its opinion the number of Registrable Securities requested to be included in such Registration Statement exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities, then the securities requested to be included in such Registration Statement shall be apportioned pro rata among the Holder and the holders of any other securities requesting registration according to the amounts of Registrable Securities and other securities requested to be registered.

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

     Section 2. Holder Information. The Holder shall furnish to the Guarantor such information regarding itself and the distribution proposed by it as the Guarantor may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance of or relating to the Registrable Securities.

     Section 3. Certain Understandings. The Holder understands that the Guarantor makes no representations of any kind concerning its intent or ability to offer or sell any of the Registrable Securities in a public offering or otherwise and that its sole right to have the Registrable Securities registered under the Act is contained in this Agreement. So long as there are Registrable Securities outstanding and the Guarantor is subject to the reporting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), the Guarantor will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required from time to time to enable the Holder to sell the Registrable Securities without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 under the Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Guarantor will deliver to the Holder a written statement as to whether it has complied with such information requirements.

     Section 4. Guarantor Obligations. In connection with the registration of the Registrable Securities pursuant to this Agreement, the Guarantor shall:

          (a) furnish to the Holder and to the underwriter(s) thereof, if any, such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Holder and underwriters may request in order to facilitate the public offering of such securities;

          (b) use its best efforts to register or qualify the Registrable Securities under state securities laws of the jurisdictions which the Holder thereof may reasonably request in writing within 20 days following the original filing of such Registration Statement, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the disposition of Registrable Securities in such jurisdictions, except that the Guarantor shall not be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (c) notify the Holder of the Registrable Securities promptly when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

          (d) advise the Holder of the Registrable Securities, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effective ness of such Registration Statement, or the initiation or threatening of any proceeding for the purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

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

          (e) prepare and file with the SEC such amendments and supplements to such Registration Statement, and the prospectus used in connection therewith, as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such Registration Statement, until the earlier of (a) such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by seller or sellers thereof set forth in such Registration Statement, or (b) the expiration of 90 days after such Registration Statement becomes effective;

          (f) promptly notify the Holder of the Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Holder of the Registrable Securities prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (g) in connection with the preparation and filing of the Registration Statement registering Registrable Securities under the Act, the Guarantor will give the Holder of Registrable Securities and their counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such opportunities to discuss the business of the Guarantor with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of the Holder, or their counsel, to conduct a reasonable investigation within the meaning of the Act.

          (h) use all of its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act; and

          (i) provide and cause to be maintained a transfer agent and registrant for such Registrable Securities from and after a date not later than the effective date of such registration statement.

     Section 5. Expenses. The Guarantor will bear the expenses attendant to registering the Registrable Securities, including, without limitation, all registration and filing fees, all listing fees, all word processing, duplicating and printing expenses, messenger and delivery expenses and the fees and disbursements of counsel for the Guarantor and the Guarantor's independent public accountants. Notwithstanding the above, the Holder shall pay for all fees and expenses of its own counsel or accountants and commissions with respect to the Registrable.

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

     Section 6. Indemnification and Contribution.

          (a) The Guarantor will indemnify and hold harmless the Holder and any underwriter (as defined in the Act) for the Holder, each officer, director, employee, agent and counsel, if any, of each the Holder and underwriter, and each person, if any, who controls the Holder and underwriter, and each person, if any, who controls such Holder or such underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act (each, in this subparagraph (a), a "person who controls" or a "controlling person" with respect to the Holder or such underwriter) from and against, any and all loss, claim, damage, liability, cost and expense (including, without limitation, reasonable legal expenses) to which the Holder or any such underwriter, officer, director, employee, agent, counsel or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by or on behalf of the Holder, underwriter, officer, director, employee, agent, counsel or controlling person in writing specifically for use in preparation thereof.

          (b) The Holder will indemnify and hold harmless the Guarantor, any underwriter, each officer, director, employee, agent, counsel of and each person who controls the Guarantor or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (each, in this subparagraph (b), a "person who controls" or a "controlling person" of the Guarantor or such underwriter) from and against any and all losses, damages, liabilities, costs or expenses to which the Guarantor or such officer, director, employee, agent, counsel or controlling person may be come subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished by or on behalf of the Holder specifically for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of subparagraphs 6(c) or (d) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said subparagraph 6(c) or (d), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder unless such

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

omission is prejudicial to the ability of the indemnifying party to defend against the claim effectively. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of subparagraphs 6(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iii)the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that any holder of Registrable Securities shall not be required to contribute more than the dollar amount of the proceeds received by it from the sale of its Registrable Securities.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this subparagraph 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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

     Section 7. No Inconsistent Agreements. The Guarantor shall not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Guarantor under any other agreements.

     Section 8. Miscellaneous.

          (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or by nationally recognized overnight courier, against written receipt, to the Holder and the Guarantor at their respective address set forth above. Notices shall be deemed given on the date of receipt except that notices of change of address shall be deemed given when received.

          (b) Notwithstanding the place where this Agreement may be executed by the Holder or the Guarantor, they agree that all the terms and provisions hereof shall be construed in accordance with and governed by the law of the State of New York without regard to principles of conflicts of law.

          (c) This Agreement constitutes the entire agreement between the Holder and the Guarantor with respect to the subject matter hereof and may be amended only by a writing executed by each of them.

          (d) This Agreement shall be binding upon and inure to the benefit of each of the Holder and the Guarantor and their respective heirs, legal representatives, successors and assigns.

          (e) The Holder and the Guarantor each hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts located in the Southern District of New York with respect to any action or legal proceeding commenced by either of them with respect to this Agreement or to the Registrable Securities. Each of them irrevocably waives any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of them shall furnish in writing to the other.

          (f) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

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

          (g) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (h) The waiver of a breach of any provision of this Agreement by either the Holder or the Guarantor shall not operate, or be construed, as a waiver of any subsequent breach of any provision of this Agreement.

          (i) The Holder and the Guarantor agree to execute and deliver all such further documents, agreements and instruments and to take such other further action as may be reasonably necessary or appropriate to carry out the purposes and intent of this Agreement.

          (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          (k) References in this Agreement to the pronouns "him," "he" and "his" are not intended to convey the masculine gender alone and are employed in a generic sense and apply equally to the feminine gender or to an entity.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                     THE GUARANTOR

                                                     CPI Aerostructures, Inc.


                                                     By:  /s/ Edward J. Fred
                                                        ------------------------
                                                          Edward J. Fred
                                                          President

                                                     THE HOLDER

                                                     GE Capital CFE, Inc.


                                                     By:  /s/
                                                        ------------------------


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